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                                                                  EXHIBIT 10.1

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Form 20-F for the year ended December 31, 2002, of ABB Ltd (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jurgen Dormann, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

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                                               /s/ Jurgen Dormann
                                               --------------------------------------------
                                               Jurgen Dormann
                                               Chief Executive Officer
                                               June 30, 2003
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    A signed original of this written statement required by Section 906 has been provided to ABB and will be retained by ABB and furnished to the Securities and
Exchange Commission or its staff upon request.